UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




                     September 23, 1996 (September 20, 1996)
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                Date of Report (Date of earliest event reported)



                              PANAMSAT CORPORATION
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             (Exact name of registrant as specified in its charter)



        Delaware                  0-26712                   06-1407851
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(State or other jurisdiction    (Commission                (IRS Employer
    of incorporation)            File Number)           Identification No.)



                One Pickwick Plaza, Greenwich, Connecticut 06830
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               (Address of principal executive offices) (Zip Code)



Registrant's telephone number, including area code   (203) 622-6664
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                                  Page 1 of 6

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                    INFORMATION TO BE INCLUDED IN THE REPORT



Item 5.  Other Events.
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                  On September 20, 1996, PanAmSat Corporation (the "Registrant")
announced that it entered into an Agreement and Plan of Reorganization dated September 20, 1996 among Hughes Communications, Inc., a California corporation,
Hughes   Communications   Galaxy,   Inc.,  a  California   corporation,   Hughes
Communications Services, Inc., a California corporation, Hughes Communications Carrier Services, Inc., a California corporation, Hughes Communications Japan, Inc., a California Corporation, Magellan International, Inc., a Delaware
corporation,   and   PanAmSat   Corporation,   a   Delaware   corporation   (the
"Reorganization Agreement"). Pursuant to the Reorganization Agreement and other related agreements, the holders of the outstanding capital stock of the Registrant will receive an aggregate of $1.5 billion in cash and 28.5% of the outstanding capital stock of a new company to be named PanAmSat Corporation. The closing of the Reorganization Agreement is subject to the satisfaction or waiver of several conditions including compliance with the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and the Federal Communication Commission's consent to the transactions contemplated by the Reorganization Agreement.

                  Registrant's press release dated September 20, 1996 is filed herewith as Exhibit 20 and is incorporated herein by reference.

Item 7.  Financial Statements and Exhibits.
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 (c)      Exhibits.
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            20.      Press release of Registrant dated September 20, 1996.

                                  Page 2 of 6

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                                    SIGNATURE
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                  Pursuant to the requirements of the Securities Exchange Act of
1934, as amended, the Registrant has duly caused this Current Report to be signed on its behalf by the undersigned thereunto duly authorized.


                                               PANAMSAT CORPORATION
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                                                   (Registrant)


                                                By   /S/ James W. Cuminale
                                                --------------------------------
                                                       James W. Cuminale
                                                    Senior Vice President and
                                                        General Counsel



Date:  September 23, 1996

                                  EXHIBIT INDEX


                                                                 Sequentially
Exhibit                                                          Numbered Page
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    20.     Press release of Registrant dated                          5
                  September 20, 1996.




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